SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934
                              (AMENDMENT NO.   )


Filed  by  the  Registrant  [  x  ]

Filed  by  a  party  other  than  the  Registrant  [      ]

Check  the  appropriate  box:

[    ]          Preliminary  Proxy  Statement

[X]     Definitive Proxy Statement     [  ]   Confidential, for Use of the
                                              Commission  Only
                                         (as Permitted by Rule 14a-6(e)(2))
[    ]     Definitive  Additional  Materials

[    ]     Soliciting  Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                       RESMED INC.
               (Name of Registrant as Specified In Its Charter)


                          _________________________
   (Name of person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]          No  fee  required.

[    ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.
(1)        Title  of  each class of securities to which transaction applies:
(2)        Aggregate  number  of  securities  to  which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)        Proposed  maximum  aggregate  value  of  transaction:
(5)        Total  fee  paid:

[    ]     Fee  paid  previously  with  preliminary  materials.

[    ]     Check box if any part of the fee is offset as provided by Exchange
Act  Rule  0-11(a)(2) and identify the filing for which the offsetting fee was
paid  previously.    Identify  the  previous  filing by registration statement
number,  or  the  form  or  schedule  and  the  date  of  its  filing.

(1)        Amount  Previously  Paid:
(2)        Form,  Schedule  or  Registration  Statement  No.:
(3)        Filing  Party:
(4)        Date  Filed:

Dear  Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of ResMed Inc., at 3.00p.m., local time, on Tuesday, November 10, 1997 at the KPMG Peat Marwick LLP Board Room, 750 B Street, Suite 3000, 30th Floor, San Diego, California.

Information about the business of the meeting and the nominees for election as directors of the Company are set forth in the Notice of Meeting and the Proxy Statement, which are attached. This year you are asked to elect two Directors of the Company, to approve the proposed 1997 Equity Participation Plan and to ratify the selection of independent auditors for fiscal year 1998.



Very  truly  yours,




Peter  C.  Farrell
President

                                 RESMED INC.
                            _____________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              NOVEMBER 10, 1997
                            _____________________


The Annual Meeting of Stockholders of ResMed Inc. will be held at the KPMG Peat Marwick LLP Board Room, 750 B Street, Suite 3000, 30th Floor, San Diego, California on Tuesday, November 10, 1997, at 3.00p.m. local time for the following purposes:

1.          To  elect  two  directors,  each  to  serve for a three year term;
2.          To  approve  the  proposed  1997  Equity  Participation  Plan;
3. To ratify the selection of auditors to examine the consolidated financial statements of the Company for the fiscal year ending June 30, 1998; and
4. To transact such other business as may properly come before the meeting.

Please refer to the accompanying Proxy Statement for a more complete description of the matters to be considered at the meeting. Only stockholders on record at the close of business on September 22, 1997 will be entitled to notice of, and to vote at, the 1997 Annual Meeting and any adjournment thereof.

It is important that your shares be represented at the meeting. Even if you plan to attend the meeting in person, please sign, date and return your proxy form in the enclosed envelope as promptly as possible. This will not prevent you from voting your shares in person if you attend, but will make sure that your shares are represented in the event that you cannot attend.

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO UNITED STATES POSTAGE.


By  Order  of  the  Board  of  Directors,




Walter  Flicker
Secretary
Dated:  October  6,  1997

                                 RESMED INC.
                            _____________________

                               PROXY STATEMENT
                            _____________________

         ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 10, 1997

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors of ResMed Inc. (the "Company") for use at the 1997 Annual Meeting of Stockholders to be held at 3.00p.m. on Tuesday, November 10, 1997 at the KPMG Peat Marwick LLP Board Room, 750 B Street, Suite 3000, 30th Floor, San Diego, California (the "meeting") for the following purposes:

1.          To  elect  two  directors,  each  to  serve for a three year term;
2.          To  approve  the  proposed  1997  Equity  Participation  Plan;
3. To ratify the selection of auditors to examine the consolidated financial statements of the Company for the fiscal year ending June 30, 1998; and
4. To transact such other business as may properly come before the meeting.

The enclosed proxy may be revoked at any time before its exercise by giving written notice of revocation to the Secretary of the Company. The shares represented by proxies in the form solicited by the Board of Directors received by the Company prior to or at the Annual Meeting will be voted at the Annual Meeting. If a choice is specified on the proxy with respect to a matter to be voted upon, the shares represented by the proxy will be voted in accordance with that specification. If no choice is specified, the shares will be voted as stated below in this Proxy Statement.

It is expected that this Proxy Statement and the accompanying form of proxy will first be mailed to stockholders of the Company on or about October 16, 1997. The Company's Annual Report to Stockholders for 1997 is enclosed with this Proxy Statement but does not form a part of the proxy soliciting material. In addition, the Company's Annual Report to the Securities and Exchange Commission on Form 10K is available from the Secretary of the
Company.    The  cost  of  soliciting  proxies  will be borne by the Company.
Following the original mailing of the proxy soliciting material, regular employees of the Company may solicit proxies by mail, telephone, telecopy and personal interview. The Company may also request brokerage firms and other nominees or fiduciaries to forward copies of the proxy soliciting material and the 1997 Annual Report to beneficial owners of the stock held in their names, and the Company will reimburse them for reasonable out-of-pocket expenses incurred in doing so.

VOTING  SECURITIES  AND  VOTING  RIGHTS

Holders of the Company's Common Stock of record as of the close of business on September 22, 1997 (the "record date") are entitled to receive notice of and to vote at the meeting. At the record date, the Company had outstanding
7,226,713 shares of Common Stock, the holders of which are entitled to one vote per share.

In order to constitute a quorum for the conduct of business at the Meeting, a majority of the outstanding shares of the Company entitled to vote at the Meeting must be represented at the Meeting. Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e. shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares represented at the meeting for purposes of determining a quorum.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

The following table shows the number of shares of Common Stock which, according to information supplied to the Company, are beneficially  owned  as  of  the  record  date  by (i) each director of the Company (and director nominees), (ii) the Chief
Executive  Officer,  (iii)  each  of the Named Officers as defined on page 6, (iv) each beneficial holder of more than five percent  of  the  outstanding  common  stock  and (v) by all directors, nominees and executive officers of the Company as a
group.    As  used  herein,  "beneficial  ownership"  means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e. the power to dispose of, or to direct the disposition  of,  a security).  A person is deemed, as of any date, to have "beneficial ownership" of any security that the person  has  the  right  to  acquire  within  60  days  after  that  date.



                                                              Amount and Nature of
                                                              Beneficial Ownership                 Percent of Class


Name of Beneficial Owner

William Blair & Company L.L.C                                                 836,000(1)            11.6%
222 West Adams Street
Chicago IL 60606

Columbia Special Fund Inc                                                     605,000(2)             8.4%
1301 SW Fifth Avenue
PO Box 1350
Portland OR 97207

Peter C. Farrell                                                              515,440(3)             7.1%
c/o ResMed Inc
5744 Pacific Center Boulevard
Suite 311
San Diego CA 92121

Invesco Funds Group, Inc                                                      495,000(4)             6.8%
7800 East Union Avenue
Denver CO 80237

Christopher G. Roberts                                                        118,333(5)             1.6%
Michael A. Quinn                                                               20,000(6)             0.3%
Gary W. Pace                                                                   52,333(7)             0.7%
Donagh McCarthy                                                                 9,167(8)             0.1%
Victor Yerbury                                                                  9,333(9)             0.1%
All executive officers and directors as a group (15 persons)                  914,506(10)           12.7%

(1)       Based on CDA Spectrum Report 6/30/97 and a Schedule 13G filed by William Blair & Company L.L.C, William Blair has sole  dispositive  power  and  beneficial  ownership  over  these  shares.

-2-

(2)     Based on CDA Spectrum Report 6/30/97 and a Schedule 13G filed by Columbia Funds Management Company (CFMC), CFMC has shared  dispositive  power  over  these  shares  but  disclaims  beneficial  ownership.

(3)         Includes 5,500 shares of Common Stock which may be acquired upon the exercise of options granted under the 1995
Option  Plan  which  are  exercisable  within  60  days  of  September  23,  1997.

(4)          Based on CDA Spectrum Report 6/30/97 and Schedule 13G filed by INVESCO PLC, INVESCO North American Group, Ltd,
INVESCO  North  American  Holdings,  Inc,  INVESCO, Inc and INVESCO Financial Group, Inc have shared voting and dispositive power  over  these  shares.

(5)        Includes 1,450 shares held by his wife, 105,050 shares held of record by Cabbit Pty Ltd and 8,500 shares held by
Acemed  Pty  Ltd, two Australian corporations controlled by Dr Roberts and his wife.  Includes 3,333 shares of common stock which  may be acquired upon the exercise of options granted under the 1995 option plan which are exercisable within 60 days of  September  23,  1997.

(6)         Includes 4,500 shares of common stock which may be acquired upon the exercise of options granted under the 1995
Option  Plan  which  are  exercisable  within  60  days  of  September  23,  1997.

(7)         Includes 4,500 shares of common stock which may be acquired upon the exercise of options granted under the 1995
Option  Plan  which  are  exercisable  within  60  days  of  September  23,  1997.

(8)         Includes 6,167 shares of common stock which may be acquired upon the exercise of options granted under the 1995
Option  Plan  which  are  exercisable  within  60  days  of  September  23,  1997.

(9)         Includes 9,333 shares of common stock which may be acquired upon the exercise of options granted under the 1995
Option  Plan  which  are  exercisable  within  60  days  of  September  23,  1997.

(10)         Includes, in addition to the shares described in notes 1 through 10 above, 64,800 shares which may be acquired upon  the  exercise  by  executive  officers not named in the table of options granted under the 1995 Option Plan which are exercisable  within  60  days  of  September  23,  1997.


The information presented is based upon the knowledge of management and, in the case of the named individuals, upon information furnished by them.

EXECUTIVE  OFFICERS

The  executive  officers  of  the  Company,  as  at  September  22,  1997,  are:



Name                   Age  Position

Peter C Farrell         55  President and Chief Executive Officer
Christopher G Roberts   43  Executive Vice President
Walter Flicker          42  Vice President, US Operations and Secretary
Michael Berthon-Jones   45  Vice President, Clinical Research
Michael D Hallett       39  Vice President, Advanced Products
William A Nicklin       45  Vice President, Manufacturing
Adrian M Smith          33  Vice President, Finance
David D'Cruz            39  Vice President, Quality Assurance and Regulatory Affairs
Norman W DeWitt         47  Vice President, U.S Marketing
Jonathan C Wright       47  Vice President, Corporate Marketing
Victor Yerbury          57  Vice President, Operations ResMed Limited
Mark Abourizk           40  General Counsel


For a description of the business background of Messrs Farrell and Roberts, see "Matters to be Acted Upon/Election of Directors".

Mr Flicker was appointed Vice President, US Operations in August 1997, prior to his appointment Mr Flicker was Vice President Corporate Development since February 1995. From December 1989 until February 1995 he served as Vice President, Finance of the Company and has served as Secretary of the Company since August 1990. From July 1989 to November 1989, he was an engineering consultant with Bio-Agrix Pty Ltd., a biomedical engineering consulting
company.    From  July  1988  to  June  1989,  Mr  Flicker  served as Business
Development Manager at Baxter Center for Medical Research Pty Ltd, a subsidiary of Baxter International, Inc. From July 1984 to July 1988, Mr Flicker served as Executive Director of the Medical Engineering Research Association, an Australian biomedical industry association. Mr Flicker holds a B.E. with Honors in mechanical engineering and a M.E. in biomedical engineering from the University of New South Wales.

Dr Berthon-Jones has been Vice President, Clinical Research of the Company since July 1994. From July 1988 to June 1994, he was a research scientist at the David Read Laboratory at the University of Sydney. During 1988, Dr Berthon-Jones was a self-employed software consultant. From July 1985 until June 1988, he was a senior research officer at the University of Sydney Department of Physiology. Dr Berthon-Jones holds a M.D. and Ph.D from the
University  of  Sydney.

Dr Hallett has been Vice President, Advanced Product Development from August 1997. From January 1996 to July 1997 Dr Hallett was Vice President, Technology and New Business and from January 1993 to December 1995 was Vice President
European Operations. From July 1989 to December 1992, he was a Baxter Visiting Research Fellow-Biomedical Engineering at the University of New South Wales. From October 1986 to June 1989, Dr Hallett was a research engineer at the Baxter Center for Medical Research, Sydney, Australia. From March 1985 to October 1986, he was a technical support marketing executive at Terumo Corporation, a manufacturer of medical electronics and cardiopulmonary bypass equipment. Dr Hallett received a B.E. in Chemical and Materials Engineering from the University of Auckland, and a Masters and Ph.D. in Biomedical Engineering from the University of New South Wales.

Mr Nicklin has been Vice President, Manufacturing of the Company since January 1990. From October 1987 to November 1989, he served as the Manufacturing Director of Valuca Pty Ltd, a manufacturer of small electrical appliances. From November 1989 to January 1990, Mr Nicklin was a consultant to Hanimex, a manufacturer of photographic products. From November 1978 to October 1986, Mr Nicklin held various positions, including General Manager, Manufacturing, at
Hanimex.    Mr  Nicklin  holds  a  certificate  in  mechanical  engineering.

Mr Smith has been Vice President, Finance since February 1995. From January 1986 through January 1995, Mr Smith was employed by Price Waterhouse specializing in the auditing of listed public companies in the medical and scientific field. Mr Smith holds a B.Ec. from Macquarie University and is a Certified Chartered Accountant.

Mr D'Cruz has been Vice President, Quality Assurance from September 1996. From May 1994 until September 1996, he served as Director of Quality Assurance of the Company. From March 1990 to April 1994, he worked in the Company's Electronic Product Development department. From January 1989 to February 1990, he was employed at Royal Prince Alfred Hospital to research the effects of surgery on the Vestibular Occular Reflex. From April 1979 to February 1988 he was employed at Digital Equipment Corporation as a hardware/software engineer. Mr D'Cruz holds a B.E.(Electronics) from Curtin University, Western Australia and a Master of Biomedical Engineering from the University of New South Wales.

Mr DeWitt has been Vice President, US Marketing from August 1997 and was previously Vice President US Operations form October 1994. From November 1990 to September 1994, he was an attorney in private practice in Minneapolis, Minnesota, most recently affiliated with the financial management advisory firm of Steven, Foster & Co., Inc. and as a consultant to the Company. Prior thereto, Mr DeWitt held positions both as an attorney and senior manager with Westlun Companies, Inc., a real estate construction firm, from March 1988 to October 1990. Mr DeWitt holds a B.A. from Amherst College, a J.D. from the University of Minnesota Law School and a L.L.M. from William Mitchell College of Law.

Dr Wright has been Vice President, Marketing of the Company since June 1994. From October 1991 to May 1994, he was New Business Development Manager at Johnson and Johnson Medical Pty Ltd, a subsidiary of Johnson and Johnson, Inc.
 From September 1988 to September 1991, Dr Wright was a Project Manager at Sirotech Ltd, a technology transfer company. From May 1987, Dr Wright was a Senior Project Leader at Vaso Products, a subsidiary of Bellara Medical Products Ltd, Australia, a manufacturer of vascular devices. Dr Wright received a B.Sc. degree from the University of NSW, a Ph.D. from the University of Sydney, and a Graduate Diploma (Marketing) from the University of Technology, Sydney.

Mr Yerbury joined the Company as Vice President, Operations ResMed Limited in July 1995. From July 1994, he was employed as a management consultant specializing in technology development. Since May 1991, Mr Yerbury served as Divisional General Manager of British Aerospace Australia in charge of contract management and radio tracking systems. From February 1988 to April 1991 Mr Yerbury was the General Manager of Lend Lease Technology, part of the Australian Lend Lease Corporation, responsible for development and commercialization of remote radio based tracking systems and radio data networks. Mr Yerbury received a degree in Chemical Engineering from the University College London.

Mr Abourizk joined the Company as General Counsel in July 1995. From June 1993 to June 1995, Mr Abourizk managed the Sydney office of Francis Abourizk Lightowlers a legal partnership specializing in intellectual property matters.
 From March 1989 to May 1993 Mr Abourizk was Deputy Manager of Sirotech Legal Group, a technology transfer company. During the period from March 1986 to February 1989, Mr Abourizk became a Senior Associate in the Intellectual
Property Group of an Australian national law firm, Corrs Pavey Whiting & Byrne. Mr Abourizk received B.Sc. (Hons) and LL.B. degree from Monash University and Graduate Diploma in Intellectual Property from University of Melbourne. Mr Abourizk is admitted to practice before the High Court of Australia, the Supreme Court of Victoria (Barrister and Solicitor) and the Supreme Court of New South Wales (Solicitor).

EXECUTIVE  COMPENSATION

The following table sets forth certain information regarding the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended June 30, 1997, 1996 and 1995 of those persons who were at June 30, 1997 (i) the chief executive officer of the Company, (ii) one of the other most highly compensated executive officers of the Company whose annual salary and bonuses exceeded $100,000 or (iii) any other executive officer who would have qualified under sections (i) or (ii) of this paragraph but for the fact that the individual was not serving as an executive officer of the registrant at the end of the 1997 fiscal year (collectively, the "Named Officers").

The following table sets forth information concerning compensation paid to the Chief Executive Officer of the Company and the other executive officers of the Company whose annual salary and bonus exceeded $100,000 (the "Named Officers") for services rendered in all capacities to the Company and its subsidiaries during the fiscal years ending June 30, 1997, 1996 and 1995.

                                                  Summary Compensation Table


                                                             Long Term Compensation
                                                                 Awards Payouts
                                      Annual Compensation
                                                                   Securities             All Other
                                                                   Underlying            Compensation
Name and Principal Position   Year     Salary ($)  Bonus ($)       Options (#)             ($) (1)

Peter C Farrell               1997      197,004     42,959                 -                   710
President and                 1996      191,505     61,804             7,500                 5,362
Chief Executive Officer       1995      130,253     58,950             4,500                 7,164

Christopher G Roberts         1997      122,434     23,362                 -                28,774
Executive Vice President      1996       43,418     37,978             4,000                88,444
                              1995       32,451     37,662             3,000                84,850

Victor Yerbury                1997      103,495     14,391                 -                 7,663
Vice President, Operations    1996       98,265         -              3,000                 5,405
ResMed Limited (2)

(1)          These  include  pension  plan  payments  made  in  lieu  of  salary.
(2)      Mr Yerbury was employed in July 1995 and as a result received no compensation for the fiscal year ended June 30, 1995


STOCK  OPTIONS

The Company did not grant any stock options to the Chief Executive Officer or any of the Named Officers during the fiscal year ended June 30, 1997 as these were deferred to August 6, 1997. The following table sets forth information concerning the stock option exercises by the Chief Executive Officer and Named Officers during the fiscal year ended June 30, 1997 and the unexercised stock options held at June 30, 1997 by the named officers.


                          Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values


                                                       Number of Securities
                                                      Underlying Unexercised       Value of Unexercised In-the-
                       Shares Acquired    Value       Options at FY-End (#)           Money Options at FY-End
Name                   on Exercise (#)   Realized  Exercisable   Unexercisable   Exercisable (1)  /  Unexercisable

Peter C Farrell                -             -       5,500         6,500          $ 59,525            $59,425
Christopher G Roberts          -             -       3,334         3,666          $ 37,052            $34,338
Victor Yerbury                 -             -       9,334         6,166          $118,322            $71,033


(1)       Represents the amount by which the closing sales price of the Company's common stock on the Nasdaq Stock Market on
June  30,  1997  ($24.50  per  share) multiplied times the number of shares to which the options apply exceeded the exercise price  of  such  options.

                     REPORT OF THE COMPENSATION COMMITTEE

INTRODUCTION

Decisions regarding compensation of the Company's executives generally are made based on recommendations by the Compensation Committee, which is composed of two independent outside directors. The Compensation Committee decisions on compensation of the Company's executive officers are reviewed and approved by the full Board. Set forth below is a report submitted by Messrs Donagh McCarthy and Michael A Quinn in their capacity as members of the Board's Compensation Committee addressing the Company's compensation policies for fiscal year 1997 as they affected executive officers of the Company, including the Named Officers.

GENERAL  PHILOSOPHY

The Compensation Committee reviews and determines salaries, bonuses and all other elements of the compensation packages offered to the executive officers of the Company, including its Chief Executive Officer, and establishes the general compensation policies of the Company.

The Company desires to attract, motivate and retain high quality employees who will enable the Company to achieve its short and long term strategic goals and
values.    The  Company  participates  in  a  high-growth  environment  where substantial competition exists for skilled employees. The ability of the Company to attract, motivate and retain high caliber individuals is dependent in large part upon the compensation packages it offers.

The Company believes that its executive compensation programs should reflect the Company's financial and operating performance. In addition, individual contribution to the Company's success should be supported and rewarded.

The 1993 Omnibus Budget Reconciliation Act ("OBRA") became law in August 1993.
 Under the law, income tax deductions of publicly-traded companies in tax years beginning on or after January 1, 1994 may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises, and non-qualified benefits) for certain executive officers exceeds $1 million (less the amount of any "excess parachute-payments" as defined in Section 280G of the Code) in any one year. Under OBRA, the deduction limit does not apply
to  payments  which  qualify  as  "performance-based".    To  qualify  as
"performance-based," compensation payments must be based solely upon the achievement of objective performance goals and made under a plan that is administered by a committee of outside directors. In addition, the material terms of the plan must be disclosed to and approved by shareholders, and the compensation committee must certify that the performance goals were achieved before payments can be made.

The Committee intends to design the Company's compensation programs to conform with the OBRA legislation and related regulations so that total compensation paid to any employee will not exceed $1 million in any one year, except for compensation payments which qualify as "performance-based." The Company may, however, pay compensation which is not deductible in limited circumstances when sound management of the Company so requires.

The Company's executive and key employee compensation program consists of a base salary component, a component providing the potential for an annual profit sharing bonus based on overall Company performance and a component providing the opportunity to earn stock options linking the employee's long-term financial success to that of the stockholders.

COMPENSATION

Base  Salary

Officers are compensated with salary ranges that are generally based on similar positions in companies of comparable size and complexity to the Company. In addition, the Company utilizes industry compensation surveys in determining compensation. The primary level of compensation is based on a combination of years of experience and performance. The salary of all officers is reviewed annually in June with the amount of the increases (which take effect the following July) based on factors such as Company performance, general economic conditions, marketplace compensation trends and individual performance.

In fiscal year 1997, the Board approved a salary increase for Dr Farrell of 10% and a salary increase of 9% for Dr Roberts.

Profit  Sharing  Bonus

The second compensation component is a profit sharing program under the Company's Profit Sharing Bonus Plan. Bonuses are primarily based on the
Company's annual financial performance and secondarily on the performance of the individual. Bonuses generally range from zero to 60% of base salary. The measures of annual financial performance used in determining the amount of bonuses include sales growth and earnings growth.

Stock  Options

The third major component of the officer's compensation consists of stock options. The primary purpose of granting stock options is to link the officers' financial success to that of the stockholders of the Company. The exercise price of stock options is determined by the Compensation Committee at the time the option is granted, but generally may not be less than the prevailing market price of the Company's Common Stock as of the date of grant.
 Options become exercisable commencing a minimum of twelve months from the date of grant and are exercisable for a maximum period of 10 years, as determined by the Compensation Committee.

No stock options were issued or approved to employees or named officers of the Company during fiscal year 1997 as these options were deferred to August 6, 1997.

CEO  COMPENSATION

The compensation of Dr Farrell is based upon the performance of the Company and the important role Dr Farrell plays within the Company as its founder, President and Chief Executive Officer, as a member of the Boards of the Company's principal subsidiaries and as an active participant in new product and corporate development.


Compensation  Committee  of  the  Company's  Board  of  Directors:
Donagh  McCarthy  (Chairman)
Michael  A  Quinn
Dated:  September  17,  1997

The above report of the Compensation Committee will not be deemed to be incorporated by reference to any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the same by reference.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee of the Board of Directors is responsible for executive compensation decisions as described above under "Board of Directors and Committees of the Board". During fiscal year 1997, the committee consisted of Mr Donagh McCarthy (Chairman) and Mr Michael A Quinn. Dr Farrell did not participate in discussions or decisions regarding his compensation package.

PERFORMANCE  GRAPH

Set forth below is a line graph comparing the cumulative stockholder return on the Company's Common Stock against the cumulative total return of the NASDAQ United States and Foreign Index and the Standard & Poors Medical Products and Supplies Index for the period commencing June 2, 1995 (the date the Company's Common Stock commenced trading on the Nasdaq Stock Market) through June 30, 1997, assuming an investment of $100 on June 2, 1995.



                               [GRAPHIC  OMITED]






                          June 2, 1995   June 30, 1995   June 30, 1996   June 30, 1997
                          -------------  --------------  --------------  --------------

ResMed Inc.               $      100.00  $       109.09  $       140.91  $       222.73
NASDAQ US & Foreign       $      100.00  $       109.67  $       139.91  $       170.18
Standard & Poors Medical
  Products and Supplies   $      100.00  $       105.19  $       136.63  $       179.22

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") and the National Association of Securities Dealers National Market System initial reports of ownership and reports of change in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of copies of such forms received by it with respect to fiscal 1997, or written representations from certain reporting persons, the Company believes that during fiscal 1997 all of its directors and executive officers and persons who own more than 10% of the Company's Common Stock have complied with the reporting requirements of Section 16(a).

MATTERS  TO  BE  ACTED  UPON

1.          Election  of  Directors

     The Board of Directors, acting pursuant to the bylaws of the Company, has determined that the number of directors constituting the full Board of Directors shall be five at the present time.

     The Board is divided into three classes. One such class is elected every year at the Annual Meeting of Stockholders for a term of three years. The class of directors whose term expires in 1997 has two members, Dr Peter C. Farrell and Dr Gary W. Pace. Accordingly, two directors are to be elected at the 1997 Annual Meeting of Stockholders, who will hold office until the 2000 Annual Meeting of Stockholders or until the director's prior death, disability, resignation or removal.

     The Board of Directors has nominated Dr Peter C. Farrell and Dr Gary W .Pace for re-election as directors. Proxies are solicited in favor of these nominees and will be voted for them unless otherwise specified. If either Dr Farrell or Dr Pace become unable or unwilling to serve as director, it is intended that the proxies will be voted for the election of such other person, if any, as shall be designated by the Board of Directors.

     Information  concerning the nominees for directors and the other directors who will continue in office after  the  Annual  Meeting  is  set  forth  below.



Name                        Age  Position with the Company

Peter C. Farrell(1)          55  President, Chief Executive Officer and Chairman of the Board of Directors.
Christopher G. Roberts (2)   43  Executive Vice President and Director
Donagh McCarthy (2)(3)       50  Director
Gary W Pace (1)              49  Director
Michael A. Quinn (3)(4)      50  Director

     (1)  Term  expires  1997
     (2)  Term  expires  1999
     (3)  Member  of  Audit  Committee  and  the  Stock  Option  and  Compensation  Committee
     (4)  Term  expires  1998

     Dr Farrell has been President and a director of the Company since its inception in June 1989 and Chief Executive Officer since July 1990. From July 1984 to June 1989, Dr Farrell served as Vice President, Research and Development at various subsidiaries of Baxter International, Inc. ("Baxter") and from August 1985 to June 1989, he also served as Managing Director of the Baxter Center for Medical Research Pty Ltd., a subsidiary of Baxter. From January 1978 to December 1989, he was Foundation Director of the Center for Biomedical Engineering at the University of New South Wales where he currently serves as a Visiting Professor. Dr Farrell, from 1992 to 1996, was a director of F.H. Faulding & Co. Limited, a pharmaceutical company based in South Australia with annual revenues over $1 billion. He holds a B.E. in chemical engineering with Honors from the University of Sydney, an S.M. in chemical engineering from the Massachusetts Institute of Technology, a Ph.D. in chemical engineering and bioengineering from the University of Washington, Seattle and a D.Sc. from the University of New South Wales.

     Dr Roberts joined the Company in August 1992 as Executive Vice President. He has been director of the Company since September 1992. He also served as a director of the Company from August 1989 to November 1990. From February 1989 to June 1992, Dr Roberts served in various positions. most recently as Vice President-Clinical and Regulatory Affairs, with medical device subsidiaries of Pacific Dunlop Limited, a large multinational manufacturing company. From January 1984 to December 1988, he served as President of BGS Medical Corporation, a medical device company which was acquired in September 1987 by Electro Biology Inc. ("EBI"), at which time he became Vice President-Clinical and Regulatory Affairs of EBI. Dr Roberts holds a B.E. in chemical engineering with Honors from the University of New South Wales, a M.B.A from Macquarie University and a Ph.D. in biomedical engineering from the University of New South Wales.

     Mr McCarthy has been a director of the Company since November 1994. Since June 1993 he has been the President of the North America Renal Division of Baxter. Mr McCarthy has held various positions at Baxter since 1982, including that of Vice President-Global Marketing, Strategy and Product Development. Mr McCarthy received a B.Sc. in Engineering from the National University of Ireland and a M.B.A. from the Wharton School, University of Pennsylvania.

     Dr Pace has been a director of the Company since July 1994. Dr Pace is President and Chief Executive Officer of RTP Pharma Corp. (formerly Research Triangle Pharmaceutical Ltd), a biopharmaceutical company working in the area of drug delivery, since November 1994. From January 1993 to September 1994, he was the founding President and Chief Executive Officer of Transcend Therapeutics Inc. (formerly Free Radical Sciences Inc.), a biopharmaceutical company. From September 1989 to January 1993, he was Senior Vice President of Clintec International, Inc., a Baxter/Nestle joint venture and manufacturer of clinical nutritional products. Dr Pace holds a B.Sc. with Honors from the University of New South Wales and a Ph.D. from the Massachusetts Institute of Technology.

     Mr Quinn, a director of the Company since September 1992, has been a management and financial consultant since February 1992. From July 1988 to January 1992, he served as Executive Chairman of Phoenix Scientific Industries Limited, a manufacturer of health care and scientific products. From July 1983 to June 1988. Mr Quinn was Managing Director and Company Secretary at Memtec Limited, an industrial membrane filtration company ("Memtec"). He currently is a director of Memtec and Heggies Bulkhaul Limited. Mr Quinn holds a B.Sc. in physics and applied mathematics and a Bachelor of Economics from the University of Western Australia and a M.B.A. from Harvard University.

Committees  of  the  Board  of  Directors

The Board of Directors has two committees to assist in the management of the affairs of the Company the Stock Option and Compensation Committee and the Audit Committee. The Company does not have a standing Nominating Committee.

Stock Option and Compensation Committee. The Stock Option and Compensation Committee (the "Compensation Committee") currently consists of Messrs Donagh
McCarthy  (Chairman)  and  Michael  A  Quinn.    The  Compensation  Committee
administers  the  Company's  1995  Stock  Option Plan and has the authority to
grant  options  thereunder.    The  Compensation  Committee  also  makes
recommendations regarding the compensation payable, including compensation under the Company's bonus plan, to the senior executive officers of the Company.

Audit  Committee.   The Audit Committee currently consists of Messrs Michael A
Quinn (Chairman), and Donagh McCarthy. This committee assists the Board in fulfilling its functions relating to corporate accounting and reporting practices and financial and accounting controls.

The Compensation Committee met three times during fiscal year 1997 and the Audit Committee met four times during fiscal year 1997. These committees also met informally by telephone during the fiscal year as the need arose. The Board of Directors held five meetings during fiscal year 1997.

Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during such period and the total number of meetings held during such period by the committees of the Board of Directors on which that director served.

Each director who is not an employee of the Company received an annual fee of $10,000 for his service as a director during fiscal 1997. In addition, each director is reimbursed for his travel expenses for attendance at all such meetings. Directors of the Company who are not employees also hold and receive stock options under the Company's 1995 Stock Option Plan.

Medical  Advisory  Committee

In addition the Company has an independent Medical Advisory Committee. The Medical Advisory Committee comprises leading physicians in sleep medicine who advise the board with respect to reviewing the Company's current and proposed product lines from a medical perspective.

     Vote

     Directors will be elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Meeting. Abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. Unless instructed to the contrary, the shares represented by the proxies will be voted FOR the election of the two nominees named above as directors. Although it is anticipated that each nominee will be able to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person or persons as may be designated by the Company's Board of Directors.

2.          1997  Equity  Participation  Plan

In August 1997, the Company's Board of Directors adopted the 1997 Equity Participation Plan of ResMed Inc. (the "1997 Plan"). The 1997 Plan succeeds the Company's Stock Option Plan of 1995 (the "1995 Plan"), which covered 700,000 shares of the Company's Common Stock and was adopted by the Board of Directors and then approved by the stockholders in April 1995, prior to the Company's initial public offering. As of August 31, 1997, a total of 651,523 shares were subject to outstanding stock options under the 1995 Plan, and only 3,684 shares remained available for the grant of new stock options under the 1995 Plan. Assuming that the Company's stockholders approve the 1997 Plan, no further grants will be made under the 1995 Plan.

The principal purposes of the 1997 Plan are to provide incentives for officers, key employees and consultants of the Company and its subsidiaries through granting of options, restricted stock and other awards, thereby stimulating their personal and active interest in the Company's development and financial success, and inducing them to remain in the Company's employ. In addition to grants and awards made to officers, employees or consultants, the 1997 Plan provides for automatic annual grants of options to the Company's independent directors, as described in further detail below.

The total number of shares of Common Stock authorized for issuance upon exercise of options and other awards, or upon vesting of restricted or deferred stock awards, under the 1997 Plan is initially established at 250,000, and increases at the beginning of each fiscal year, commencing on July 1, 1998, by an amount equal to 4% of the outstanding Common Stock on the last day of the preceding fiscal year. The maximum number of shares of Common Stock issuable upon exercise of incentive stock options granted under the 1997 Plan, however, cannot exceed 2,000,000. And, the maximum number of shares which may be subject to options, rights or other awards granted under the 1997 Plan to any individual in any calendar year cannot exceed 75,000. On September 22, 1997, the closing price of a share of the Company's Common Stock on The Nasdaq Stock Market was $25.00.

The shares available under the 1997 Plan upon exercise of stock options and other awards, and for issuance as restricted or deferred stock, may be either previously unissued shares or treasury shares, and may be equity securities of the Company other than Common Stock. The 1997 Plan provides for appropriate adjustments in the number and kind of shares subject to the 1997 Plan and to outstanding grants thereunder in the event of a stock split, stock dividend or certain other types of recapitalizations, including restructuring.

If any portion of a stock option or other award terminates or lapses unexercised, or is cancelled upon grant of a new option or other award (which may be at a higher or lower exercise price than the option or other award so cancelled) or is surrendered in payment of the exercise price or tax withholding obligation, the shares which were subject to the unexercised portion of such option or other award, will continue to be available for issuance under the 1997 Plan.

The principal features of the 1997 Plan are summarized below, but the summary is qualified in its entirety by reference to the 1997 Plan itself. A copy of the 1997 Plan is attached as Exhibit A and can also be obtained by making written request of the Company's Secretary.

Administration

The 1997 Plan is administered by the Compensation Committee or a subcommittee thereof (referred to herein as the "Committee"), consisting of at least two members of the Board, none of whom is an officer or employee of the Company. The Committee is authorized to select from among the eligible employees and consultants the individuals to whom options, restricted stock purchase rights and other awards are to be granted and to determine the number of shares to be subject thereto and the terms and conditions thereof, consistent with the 1997 Plan. The Committee is also authorized to adopt, amend and rescind rules relating to the administration of the 1997 Plan.

     Payment  for  Shares

The exercise or purchase price for all options, restricted stock and other rights to acquire Company Common Stock, together with any applicable tax required to be withheld, must be paid in full in cash at the time of exercise or purchase or may, with the approval of the Committee, be paid in whole or in part in Common Stock of the Company owned by the optionee (or issuable upon exercise of the option) and having a fair market value on the date of exercise equal to the aggregate exercise price of the shares so to be purchased. The Committee may also provide that the purchase price may be payable within thirty days after the date of exercise. The Committee may also authorize other lawful consideration to be applied to the exercise or purchase price of an award. This may also include services rendered, or the difference between the exercise price of presently exercisable options and the fair market value of the Common Stock covered by such options on the date of exercise.

Amendment  and  Termination

Amendments of the 1997 Plan to increase the number of shares as to which options, restricted stock and other awards may be granted (except for adjustments resulting from stock splits and the like) or to modify the per person award limit require the approval of the Company's stockholders. In all other respects the 1997 Plan can be amended, modified, suspended or terminated by the Committee, unless such action would otherwise require stockholder approval as a matter of applicable law, regulation or rule. Amendments of the 1997 Plan will not, without the consent of the participant, affect such person's rights under an award previously granted, unless the award itself otherwise expressly so provides. No termination date is specified for the 1997 Plan.

Eligibility

Options, restricted stock and other awards under the 1997 Plan may be granted to individuals who are then officers or other employees of the Company or any of its present or future subsidiaries and who are determined by the Committee to be key employees. Such awards also may be granted to consultants of the Company selected by the Committee for participation in the 1997 Plan. Approximately 300 officers and other employees are eligible to participate in the 1997 Plan. More than one option, restricted stock grant or other award may be granted to a key employee or consultant, but the aggregate fair market value (determined at the time of grant) of shares with respect to which an incentive stock option is first exercisable by an optionee (i.e., "vests") during any calendar year cannot exceed $100,000. Non-employee directors of the Company are eligible to receive automatic grafts of non-qualified stock options under the 1997 Plan, as described below.

Awards  under  the  1997  Plan

The 1997 Plan provides that the Committee may grant or issue stock options, restricted stock, deferred stock, dividend equivalents, performance awards, stock payments and other stock related benefits, or any combination thereof. Each grant or issuance will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

Nonqualified stock options ("NQSOs") will provide for the right to purchase Common Stock at a specified price which may be less than fair market value on the date of grant (but not less than par value), and usually will become exercisable (in the discretion of the Committee) in one or more installments after the grant date. NQSOs may be granted for any term specified by the Committee.

Incentive stock options, if granted, will be designed to comply with the provisions of the Code and will be subject to restrictions contained in the Code, including exercise prices equal to at least 100% of fair market value of Common Stock on the grant date and a ten year restriction on their term, but may be subsequently modified to disqualify them from treatment as an incentive stock option. Incentive stock options may be granted only to employees.

Automatic Grants of NQSOs to Non-Employee Directors. During the term of the 1997 Plan, a person who is initially elected or appointed to the Company Board of Directors as a non-employee director after the date of the 1997 Annual Meeting shall be automatically granted an option to purchase seven thousand five hundred (7,500) shares of Company Common Stock (subject to adjustment in the event of certain corporate changes) on the date of such initial election or appointment. Each non-employee Director shall be automatically granted options to purchase five thousand (5,000) shares of Common Stock (subject to adjustment in the event of certain corporate changes) on the first Friday of July each year that such person continues to be a non-employee director, commencing on the first Friday of July 1998. Options granted to non-employee directors vest 33% per year on the first, second and third anniversaries of the date of Option grant. Members of the Company Board of Directors who are employees of the Company who subsequently retire from the Company and remain on the Company Board of Directors will not receive an initial option grant.

Restricted stock may be sold to participants at various prices (but not below par value) and made subject to such restrictions as may be determined by the Committee. Restricted stock, typically, may be repurchased by the Company at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time when the restrictions lapse.

Deferred stock may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on continued employment or on performance criteria established by the Committee. Like restricted stock, deferred stock may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike restricted stock, deferred stock will not be issued until the deferred stock award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

Dividend equivalents may be credited to a participant in the 1997 Plan. They represent the value of the dividends per share paid by the Company, calculated with reference to the number of shares covered by the stock options or other awards held by the participant.

Performance awards may be granted by the Committee on an individual or group basis. Generally, these awards will be based upon specific agreements and may be paid in cash or in Common Stock or in a combination of cash and Common Stock. Performance awards may include "phantom" stock awards that provide for payments based upon increases in the price of the Company's Common Stock over a predetermined period. Performance awards may also include bonuses which may be granted by the Committee on an individual or group basis and which may be payable in cash or in Common Stock or in a combination of cash and Common Stock.

Stock payments may be authorized by the Committee in the form of shares of Common Stock or an option or other right to purchase Common Stock as part of a deferred compensation arrangement in lieu of all or any part of compensation, including bonuses, that would otherwise be payable to a key employee or consultant in cash.

Miscellaneous  Provisions

The 1997 Plan specifies that the Company may make loans to Plan participants to enable them to exercise options, purchase shares or realize the benefits of other awards granted under the Plan. The terms and conditions of such loans, if any are made, are to be set by the Committee.

The dates on which options or other awards under the 1997 Plan first become exercisable and on which they expire will be set forth in individual stock options or other agreements setting forth the terms of the awards. Such agreements generally will provide that options and other awards expire upon termination of the optionee's status as an employee, consultant or director, although the Committee may provide that such options continue to be exercisable following a termination without cause, or following a change in control of the Company, or because of the grantee's retirement, death, disability or otherwise. Similarly, restricted stock granted under the 1997 Plan which has not vested generally will be subject to repurchase by the Company in the event of the grantee's termination of employment or consultancy, although the Committee may make exceptions, based on the reason for termination or on other factors, in the terms of an individual restricted stock agreement.

No option or other right to acquire Common Stock granted under the 1997 Plan may be assigned or transferred by the grantee, except by will or the laws of intestate succession or pursuant to a qualified domestic relations order (as defined by the Code or Title I to the Employee Retirement Income Security Act of 1994, as amended, or the rules thereunder), although the shares underlying such rights may be transferred if all applicable restrictions have lapsed. During the lifetime of the holder of any option or right, the option or right may be exercised only by the holder.

The Company requires participants to discharge withholding tax obligations in connection with the exercise of any option or other right granted under the 1997 Plan, or the lapse of restrictions on restricted stock, as a condition to the issuance or delivery of stock or payment of other compensation pursuant thereto. Shares held by or to be issued to a participant may also be used to discharge tax withholding obligations related to exercise of options or receipt of other awards, subject to the discretion of the Committee to disapprove such use. In addition, the Committee may grant to employees a cash bonus in the amount of any tax related to awards.

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
FEDERAL  INCOME  TAX  CONSEQUENCES

The tax consequences of the 1997 Plan under current federal law are summarized in the following discussion which deals with the general tax principles applicable to the 1997 Plan, and is intended for general information only. In addition, the tax consequences described below are subject to the limitation of the 1993 Omnibus Budget Reconciliation Act ("OBRA"), as discussed in further detail below. Alternative minimum tax and state and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.

Nonqualified Stock Options. For Federal income tax purposes, the recipient of NQSOs granted under the 1997 Plan will not have taxable income upon the grant of the option, nor will the Company then be entitled to any deduction. Generally, upon exercise of NQSOs the optionee will realize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the stock at the date of exercise. An optionee's basis for the stock for purposes of determining his gain or loss on his subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the NQSO.

Incentive  Stock  Options.   There is no taxable income to an employee when an
incentive stock option is granted to him or when that option is exercised; however, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an "item of tax preference" for the optionee. Gain realized by an optionee upon sale of stock issued on exercise of an incentive stock option is taxable at capital gains rates, and no tax deduction is available to the Company, unless the optionee disposes of the shares within two years after the date of grant of the option or within one year of the date the shares were transferred to the optionee. In such event the difference between the option exercise price and the fair market value of the shares on the date of the option's exercise will be taxed at ordinary income rates, and the Company will be entitled to a deduction to the extent the employee must recognize ordinary income. An incentive stock option exercised more than three months after an optionee's retirement from employment, other than by reason of death or disability, will be taxed as an NQSO, with the optionee deemed to have received income upon such exercise taxable at ordinary income rates. The Company will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

Restricted Stock and Deferred Stock. An employee to whom restricted or deferred stock is issued will not have taxable income upon issuance and the Company will not then be entitled to a deduction, unless in the case of restricted stock an election is made under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to repurchase by the Company, the employee will realize ordinary income and the Company will be entitled to a deduction in an amount equal to the fair market value of the shares at the date such restrictions lapse, less the purchase price therefor. Similarly, when deferred stock vests and is issued to the employee, the employee will realize ordinary income and the Company will be entitled to a deduction in an amount equal to the fair market value of the shares at the date of issuance. If an election is made under Section 83(b) with respect to restricted stock, the employee will realize ordinary income at the date of issuance equal to the difference between the fair market value of the shares at that date less the purchase price therefor and the Company will be entitled to a deduction in the same amount. The Code does not permit a Section 83(b) election to be made with respect to deferred stock.

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
Dividend Equivalents. A recipient of a dividend equivalent award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

Performance Awards. A participant who has been granted a performance award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or Common Stock, the participant will have ordinary income, and the Company will be entitled to a corresponding deduction.

Stock Payments. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will be taxed as if the cash payment has been received, and the Company will have a deduction in the same amount.

Deferred Compensation. Participants who defer compensation generally will recognize no income, gain or loss for federal income tax purposes when nonqualified stock options are granted in lieu of amounts otherwise payable, and the Company will not be entitled to a deduction at that time. When and to the extent options are exercised, the ordinary rules regarding nonqualified stock options outlined above will apply.

Effect of 1993 Omnibus Budget Reconciliation Act on the 1997 Plan. Under OBRA, which became law in August 1993, income tax deductions of publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid in 1997 and thereafter) for certain executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in
Section 280G of the Code) in any one year. However, under OBRA, the deduction limit does not apply to certain "performance-based" compensation established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options will satisfy the performance-based exception if the awards are made by a qualifying compensation committee, the plan sets the maximum number of shares that can be granted to any particular employee within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date).

It is the Company's policy generally to design the Company's compensation programs to conform with the OBRA legislation and related regulations so that total compensation paid to any employee will not exceed $1 million in any one year, except for compensation payments in excess of $1 million which qualify as "performance-based." Accordingly, the Board of Directors is asking stockholders to approve the 1997 Plan in compliance with OBRA requirements. The Company intends to comply with other requirements of the performance-based compensation exclusion under OBRA, including option pricing requirements and requirements governing the administration of the 1997 Plan, so that, upon stockholder approval of the 1997 Plan, the deductibility of compensation paid to top executives thereunder is not expected to be disallowed.

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
REASONS  FOR  ADOPTION  OF  THE  1997  PLAN

The 1995 Plan currently provides that 700,000 shares of Common Stock are authorized for issuance and, as of August 31, 1997, only 3,684 shares remained available for future awards under the 1995 Plan. The Board of Directors has determined that it is advisable to continue to provide stock-based incentive compensation to the Company's key employees and consultants, thereby continuing to align the interests of such employees and consultants with those of the stockholders, and that awards under the 1997 Plan are an effective means of providing such compensation.

REQUIRED  VOTE

The affirmative vote of a majority of the Company's outstanding shares of Common Stock present or represented and entitled to vote at the 1997 Annual Meeting is required to approve the 1997 Plan. Abstentions as to this Proposal 2 will be treated as votes against the 1997 Plan. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of Proposal 2, and thus will not be counted as votes for or against the 1997 Plan. Unless instructed to the contrary properly executed Proxies will be voted FOR Proposal 2. Your Board of Directors recommends a vote FOR approval of the 1997 Plan.

3.          Ratification  of  Selection  of  Auditors

     The Board of Directors, following the recommendation of the Audit Committee, has selected the independent public accounting firm of KPMG Peat Marwick LLP as the auditors to examine the consolidated financial statements of the Company for fiscal year 1998. The proxies solicited on behalf of the Board of Directors will be voted to ratify selection of that firm unless otherwise specified.

     KPMG Peat Marwick LLP has served as the independent auditors for the Company since 1994. Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting of Stockholders. They will have the opportunity to make statements if they desire to do so and will be available to respond to appropriate questions.

4.          Other  Business

     The Board of Directors does not know of any other business to be presented to the Annual Meeting of Stockholders. If any other matters properly come before the meeting, however, the persons named in the enclosed form of proxy will vote the proxy in accordance with their best judgment.

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
STOCKHOLDER  PROPOSALS  FOR  1998  ANNUAL  MEETING

If any stockholder wishes to present a proposal at the 1998 Annual Meeting of Stockholders, the proposal must be received by the Secretary of the Company by May 11, 1998 to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to the 1998 Annual Meeting. The 1998 Annual Meeting is presently scheduled for November 9, 1998.


By  Order  of  the  Board  of  Directors





Walter  Flicker
Secretary


Dated:  October  6,  1997

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

                                  EXHIBIT A
                      THE 1997 EQUITY PARTICIPATION PLAN
                                      OF
                                 RESMED INC.
RESMED INC., a Delaware corporation, has adopted The 1997 Equity Participation Plan of ResMed Inc. (the "Plan"), effective November 10, 1997, for the benefit of its eligible employees, consultants and directors.
The  purposes  of  this  Plan  are  as  follows:
(1) To provide an additional incentive for directors, key Employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.
(2) To enable the Company to obtain and retain the services of directors, key Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.
                                  ARTICLE I.
                                 DEFINITIONS
     1.1.          General.
Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.
     1.2.          Award  Limit.
"Award  Limit"  shall  mean  75,000  shares  of  Common  Stock.
     1.3.          Board.
"Board"  shall  mean  the  Board  of  Directors  of  the  Company.
     1.4.          Change  in  Control.
"Change in Control" shall mean a change in ownership or control of the Company effected through either of the following transactions:
     (a) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or
(b) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.
     1.5.          Code.
"Code"  shall  mean  the  Internal  Revenue  Code  of  1986,  as  amended.
     1.6.          Committee.
"Committee" shall mean the Compensation Committee of the Board, or another committee of the Board, appointed as provided in Section 8.1.
     1.7.          Common  Stock.
"Common Stock" shall mean the common stock of the Company, par value $0.04 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.
     1.8.          Company.
"Company"  shall  mean  ResMed  Inc.,  a  Delaware  corporation.
     1.9.          Corporate  Transaction.
"Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is a party:

(a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;
(b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or
(c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.
     1.10.          Deferred  Stock.
"Deferred  Stock"  shall  mean  Common Stock awarded under Article VII of this
Plan.
     1.11.          Director.
"Director"  shall  mean  a  member  of  the  Board.
     1.12.          Dividend  Equivalent.
"Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article VII of this Plan.
     1.13.          Employee.
"Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.
     1.14.          Exchange  Act.
"Exchange  Act"  shall  mean  the Securities Exchange Act of 1934, as amended.
     1.15.          Fair  Market  Value.
"Fair Market Value" of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange but is quoted on The Nasdaq Stock Market or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by The Nasdaq Stock Market or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on The Nasdaq Stock Market or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee (or the Board, in the case of Options granted to Independent Directors) acting in good faith.
     1.16.          Grantee.
"Grantee" shall mean an Employee or consultant granted a Performance Award, Dividend Equivalent or Stock Payment, or an award of Deferred Stock, under this Plan.
     1.17.          Incentive  Stock  Option.
"Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.
     1.18.          Independent  Director.
"Independent Director" shall mean a member of the Board who is not an Employee of the Company.
     1.19.          Non-Qualified  Stock  Option.
"Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.
     1.20.          Option.
"Option" shall mean a stock option granted under Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option.
     1.21.          Optionee.
"Optionee" shall mean an Employee, consultant or Independent Director granted an Option under this Plan.
     1.22.          Performance  Award.
"Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VII of this Plan.
     1.23.          Plan.
"Plan"  shall  mean  The  1997  Equity  Participation  Plan of ResMed Inc., as
amended  from  time  to  time.
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
     1.24.          QDRO.
"QDRO" shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.
     1.25.          Restricted  Stock.
"Restricted  Stock"  shall  mean Common Stock awarded under Article VI of this
Plan.
     1.26.          Restricted  Stockholder.
"Restricted Stockholder" shall mean an Employee or consultant granted an award of Restricted Stock under Article VI of this Plan.
     1.27.          Rule  16b-3.
"Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.
     1.28.          Stock  Payment.
"Stock Payment" shall mean (i) a payment in the form of shares of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee or consultant in cash, awarded under Article VII of this Plan.
     1.29.          Subsidiary.
"Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
     1.30.          Termination  of  Consultancy.
"Termination of Consultancy" shall mean the time when the engagement of an Optionee, Grantee or Restricted Stockholder as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment or consulting with the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Consultancy. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.
     1.31.          Termination  of  Directorship.
"Termination of Directorship" shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.
     1.32.          Termination  of  Employment.
"Termination of Employment" shall mean the time when the employee-employer relationship between an Optionee, Grantee or Restricted Stockholder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee, Grantee or Restricted Stockholder by the Company or any Subsidiary,
(ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                 ARTICLE II.
                            SHARES SUBJECT TO PLAN
     2.1.          Shares  Subject  to  Plan.
     (a) The shares of stock subject to Options, awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock or Stock Payments shall be Common Stock, initially shares of the Company's Common

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
Stock, par value $0.04 per share. The aggregate number of such shares available for grant of such options or rights or upon any such awards under the Plan shall initially be equal to 250,000 shares of the Company's Common Stock and commencing with the first business day of each fiscal year of the Company thereafter beginning with July 1, 1998, such maximum number of shares reserved for issuance hereunder shall be increased by a number equal to four percent (4%) of the number of shares of Common Stock issued and outstanding as of June 30 of the immediately preceding fiscal year; provided, however, that notwithstanding the foregoing, the aggregate number of shares issuable upon exercise of incentive stock options granted hereunder shall not exceed 2,000,000. Furthermore, the maximum number of shares which may be subject to options, rights or other awards granted under the Plan to any individual in any calendar year shall not exceed the Award Limit and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code. The shares of Common Stock issuable upon exercise of such options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.
(b) The maximum number of shares which may be subject to Options granted under the Plan to any individual in any fiscal year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit.
     2.2.          Add-back  of  Options  and  Other  Rights.
If any Option, or other right to acquire shares of Common Stock under any other award under this Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by this Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder. Furthermore, any shares subject to Options or other awards which are adjusted pursuant to Section 9.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder. Shares of Common Stock which are delivered by the Optionee or Grantee or withheld by the Company upon the exercise of any Option or other award under this Plan, in payment of the exercise price thereof or tax withholding with respect thereto, may again be optioned, granted or awarded hereunder. If any share of Restricted Stock is forfeited by the Grantee or repurchased by the Company pursuant to Section 6.6 hereof, such share may again be optioned, granted or awarded hereunder. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under
Section  422  of  the  Code.

                                 ARTICLE III.
                             GRANTING OF OPTIONS
     3.1.          Eligibility.
Any Employee or consultant selected by the Committee pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 3.4(d).
     3.2.          Disqualification  for  Stock  Ownership.
No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.
     3.3.          Qualification  of  Incentive  Stock  Options.
No Incentive Stock Option shall be granted to any person who is not an Employee.
     3.4.          Granting  of  Options
     (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:
     (i) Determine which Employees are key Employees and select from among the key Employees or consultants (including Employees or consultants who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted Options;
(ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or consultants;

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(iii)         Subject to Section 3.3, determine whether such Options are to be
Incentive  Stock  Options  or  Non-Qualified  Stock  Options  and whether such
Options  are  to  qualify  as  performance-based  compensation as described in
Section  162(m)(4)(C)  of  the  Code;  and
(iv) Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.
     (b) Upon the selection of a key Employee or consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Dividend Equivalents or Stock Payments or other rights which have been previously granted to him under this Plan or otherwise.
 An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.
(c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.
     (d) During the term of the Plan, each person who is an Independent Director shall be granted an Option to purchase Five Thousand (5,000) shares of Common Stock (subject to adjustment as provided in Section 9.3) on the first Friday of July each year that such Person continues to be an Independent Director. In addition, during the term of the plan, a person who is initially elected or appointed to the board after November 10, 1997, and who is an Independent Director at the time of such election shall be granted an Option to purchase Seven Thousand Five Hundred (7,500) shares of Common Stock (subject to adjustment as provided in Section 9.3) when initially elected or appointed to the Board. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an initial Option grant pursuant to the above, but to the extent that they are otherwise eligible, will receive, after retirement from employment with the Company, the Annual Options Grant as described above. All the foregoing Option grants authorized by this Section 3.4(d) are subject to stockholder approval of the Plan.

                                 ARTICLE IV.
                               TERMS OF OPTIONS
     4.1.          Option  Agreement.
Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Independent Directors) shall determine, consistent with this Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section  422  of  the  Code.
     4.2.          Option  Price.
The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and (i) in the case of Incentive Stock Options and Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted;
(ii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code) such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted; and (iii) in the case of Options granted to Independent Directors, such price shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.
     4.3.          Option  Term.
The term of an Option shall be set by the Committee in its discretion; provided, however, that, (i) in the case of Options granted to Independent

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Directors,  the  term  shall  be  ten  (10)  years from the date the Option is granted, without variation or acceleration hereunder, but subject to Section 5.6, and (ii) in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of
Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.
     4.4.          Option  Vesting
     (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, Options granted to Independent Directors shall become exercisable in cumulative annual installments of thirty-three percent (33%) on each of the first, second and third anniversaries of the date of Option grant, without variation or acceleration hereunder except as provided in Section 9.3(b). At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option (except an Option granted to an Independent Director) vests.
(b) No portion of an Option which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee in the case of Options granted to Employees or consultants either in the Stock Option Agreement or by action of the Committee following the grant of the Option.
(c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

                                  ARTICLE V.
                             EXERCISE OF OPTIONS
     5.1.          Partial  Exercise.
An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or the Board, in the case of Options granted to Independent Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.
     5.2.          Manner  of  Exercise.
All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:
     (a) A written notice complying with the applicable rules established by the Committee (or the Board, in the case of Options granted to Independent Directors) stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;
(b) Such representations and documents as the Committee (or the Board, in the case of Options granted to Independent Directors), in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;
(c)        In the event that the Option shall be exercised pursuant to Section
10.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

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(d)      Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee (or the Board, in the case of Options granted to Independent Directors), may in its discretion (i) allow a delay in payment up to thirty
(30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board; (vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv), (v) and (vi). In the case of a promissory note, the Committee (or the Board, in the case of Options granted to Independent Directors) may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.
     5.3.          Conditions  to  Issuance  of  Stock  Certificates.
The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:
     (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;
(b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its absolute discretion, deem necessary or advisable;
(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee (or Board, in the case of Options granted to Independent Directors) shall, in its absolute discretion, determine to be necessary or advisable;
(d) The lapse of such reasonable period of time following the exercise of the Option as the Committee (or Board, in the case of Options granted to Independent Directors) may establish from time to time for reasons of administrative convenience; and
(e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax as referenced in Section 9.5.
     5.4.          Rights  as  Stockholders.
The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.
     5.5.          Ownership  and  Transfer  Restrictions.
The Committee (or Board, in the case of Options granted to Independent Directors), in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.
     5.6.          Limitations  on Exercise of Options Granted to Independent
Directors.
No Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:
     (a) The expiration of twelve (12) months from the date of the Optionee's death;

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(b)       the expiration of twelve (12) months from the date of the Optionee's
Termination of Directorship by reason of his permanent and total disability (within the meaning of Section 22(e)(3) of the Code);
(c) the expiration of three (3) months from the date of the Optionee's Termination of Directorship for any reason other than such Optionee's death or his permanent and total disability, unless the Optionee dies within said three-month period; or
(d)          The expiration of ten years from the date the Option was granted.

                                 ARTICLE VI.
                          AWARD OF RESTRICTED STOCK
     6.1.          Award  of  Restricted  Stock
     (a)      The Committee may from time to time, in its absolute discretion:
     (i) Select from among the key Employees or consultants (including Employees or consultants who have previously received other awards under this
Plan)  such  of them as in its opinion should be awarded Restricted Stock; and
     (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with this Plan.
     (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.
(c) Upon the selection of a key Employee or consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.
     6.2.          Restricted  Stock  Agreement.
Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected key Employee or consultant and an authorized officer of the Company and which shall contain such terms and  conditions  as  the Committee shall determine, consistent with this Plan.
     6.3.          Consideration.
As consideration for the issuance of Restricted Stock, in addition to payment of any purchase price, the Restricted Stockholder shall agree, in the written Restricted Stock Agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after the Restricted Stock is issued (or such shorter period as may be fixed in the
Restricted Stock Agreement or by action of the Committee following grant of the Restricted Stock). Nothing in this Plan or in any Restricted Stock Agreement hereunder shall confer on any Restricted Stockholder any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Restricted Stockholder at any time for any reason whatsoever, with or without good cause.
     6.4.          Rights  as  Stockholders.
Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 6.7, the Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.5.
     6.5.          Restriction.
All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and

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transferability  and  restrictions  based  on  duration of employment with the
Company, Company performance and individual performance; provided, however, that by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the
Restricted  Stock  Agreement.   Restricted Stock may not be sold or encumbered
until all restrictions are terminated or expire. Unless provided otherwise by the Committee, if no consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder's rights in unvested Restricted Stock shall lapse upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company.
     6.6.          Repurchase  of  Restricted  Stock.
The Committee shall provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Restricted Stockholder and the Company, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; provided, however, that provision may be made that no such right of repurchase shall exist in the event of a Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company or because of the Restricted Stockholder's retirement, death or disability, or otherwise.
     6.7.          Escrow.
The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.
     6.8.          Legend.
In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

                                 ARTICLE VII.

                  PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS,
                        DEFERRED STOCK, STOCK PAYMENTS
     7.1.          Performance  Awards.
Any key Employee or consultant selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee, or may be based upon the appreciation in the market value, book value, net profits or other measure of the value of a specified number of shares of Common Stock over a fixed period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee or consultant.
     7.2.          Dividend  Equivalents.
Any key Employee or consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option, Deferred Stock or Performance Award is granted, and the date such Option, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee. With respect to Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such Dividend Equivalents shall be payable regardless of whether such Option is exercised.
     7.3.          Stock  Payments.
Any key Employee or consultant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Fair Market Value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.
     7.4.          Deferred  Stock.
Any key Employee or consultant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance

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criteria  determined  to  be  appropriate  by the Committee, in each case on a specified  date  or  dates  or  over  any  period or periods determined by the
Committee.   Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Grantee of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the award has vested and the Common Stock underlying the award has been issued.
     7.5. Performance Award Agreement, Dividend Equivalent Agreement, Deferred Stock Agreement, Stock Payment Agreement.
Each Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.
     7.6.          Term.
The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Committee in its discretion.
     7.7.          Exercise  Upon  Termination  of  Employment.
A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Grantee is an Employee or consultant; provided that the Committee may determine that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.
     7.8.          Payment  on  Exercise.
Payment of the amount determined under Section 7.1 or 7.2 above shall be in cash, in Common Stock or a combination of both, as determined by the
Committee.    To  the extent any payment under this Article VII is effected in
Common  Stock,  it  shall be made subject to satisfaction of all provisions of
Section  5.3.
     7.9.          Consideration.
In consideration of the granting of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment, the Grantee shall agree, in a written agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after such Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is granted (or such shorter period as may be fixed in such agreement or by action
of  the  Committee  following  such  grant).    Nothing in this Plan or in any
agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

                                ARTICLE VIII.
                                ADMINISTRATION
     8.1.          Compensation  Committee.
The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under this Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.
     8.2.          Duties  and  Powers  of  Committee.
It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Dividend Equivalents or Stock Payments are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any such grant or award under this Plan need not be the same with respect to each Optionee, Grantee or Restricted Stockholder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.
     8.3.          Majority  Rule;  Unanimous  Written  Consent.
The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

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     8.4.         Compensation; Professional Assistance; Good Faith Actions.
Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of
any  such  persons.    All  actions  taken  and  all  interpretations  and
determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Dividend Equivalents or Stock Payments, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                 ARTICLE IX.
                           MISCELLANEOUS PROVISIONS
     9.1.          Not  Transferable.
Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Dividend Equivalents or Stock Payments under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Option, Restricted Stock award, Deferred Stock award, Performance Award, Dividend Equivalent or Stock Payment or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee, Grantee or Restricted Stockholder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence. During the lifetime of the Optionee or Grantee, only he may exercise an Option or other right or award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a QDRO. After the death of the Optionee or Grantee, any exercisable portion of an Option or other right or award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's or Grantee's will or under the then applicable laws of descent and distribution.
     9.2.          Amendment,  Suspension  or  Termination  of  this  Plan.
Except as otherwise provided in this Section 9.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 9.3, increase the limits imposed in Section
2.1 on the maximum number of shares which may be issued under this Plan or modify the Award Limit, and no action of the Board or the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Dividend Equivalents or Stock Payments, alter or impair any rights or obligations under any Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Dividend Equivalents or Stock Payments theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options, Restricted Stock, Deferred Stock, Performance Awards, Dividend Equivalents or Stock Payments may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:
     (a) The expiration of ten years from the date the Plan is adopted by the Board; or
(b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 9.4.
     9.3. Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.
     (a) Subject to Section 9.3(d), in the event that the Committee (or the Board, in the case of Options granted to Independent Directors) determines

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that  any  dividend or other distribution (whether in the form of cash, Common
Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion (or in the case of Options granted to Independent Directors, the Board's sole discretion), affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, Restricted Stock award, Performance Award, Dividend Equivalent, Deferred Stock award or Stock Payment, then the Committee (or the Board, in the case of Options granted to Independent Directors) shall, in such manner as it may deem equitable, adjust any or all of
     (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options, Performance Awards, Dividend Equivalents or Stock Payments may be granted under the Plan, or which may be granted as Restricted Stock or Deferred Stock (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),
(ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Dividend Equivalents, or Stock Payments, and in the number and kind of shares of outstanding Restricted Stock or Deferred Stock, and
(iii) the grant or exercise price with respect to any Option, Performance Award, Dividend Equivalent or Stock Payment.
     (b) Subject to Sections 9.3(b)(vii) and 9.3(d), in the event of any Corporate Transaction or other transaction or event described in Section 9.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee (or the Board, in the case of Options granted to Independent Directors) in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board, in the case of Options granted to Independent Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any option, right or other award under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:
     (i) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the optionee's request, for either the purchase of any such Option, Performance Award, Dividend Equivalent, or Stock Payment, or any Restricted Stock or Deferred Stock for an amount of cash equal to the amount that could have been attained upon the exercise of such option, right or award or realization of the optionee's rights had such option, right or award been currently exercisable or payable or fully vested or the replacement of such option, right or award with other rights or property selected by the Committee (or the Board, in the case of Options granted to Independent Directors) in its sole discretion;
(ii) In its sole and absolute discretion, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event that it cannot be exercised after such event;
(iii) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such option, right or award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i)
Section 4.4 or (ii) the provisions of such Option, Performance Award, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock;

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
(iv) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that upon such event, such option, right or award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;
(v) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Dividend Equivalents, or Stock Payments, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future; and
(vi) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide either by the terms of a Restricted Stock award or Deferred Stock award or by action taken prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under a Restricted Stock Agreement or a Deferred Stock Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 6.6 or forfeiture under Section 6.5 after such event.
(vii) None of the foregoing discretionary actions taken under this Section 9.3(b) shall be permitted with respect to Options granted under Section 3.4(d) to Independent Directors to the extent that such discretion would be inconsistent with the applicable exemptive conditions of Rule 16b-3. In the event of a Change in Control or a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 9.3(b)(iii) above, each Option granted to an Independent Director shall be exercisable as to all shares covered thereby upon such Change in Control or during the five days immediately preceding the consummation of such Corporate Transaction and subject to such consummation, notwithstanding anything to the contrary in
Section 4.4 or the vesting schedule of such Options. In the event of a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 9.3(b)(ii) above, no Option granted to an Independent Director may be exercised following such Corporate Transaction unless such Option is, in connection with such Corporate Transaction, either assumed by the successor or survivor corporation (or parent or subsidiary thereof) or replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent or subsidiary thereof).
     (a) Subject to Section 9.3(d) and 9.8, the Committee (or the Board, in the case of Options granted to Independent Directors) may, in its discretion, include such further provisions and limitations in any Option, Performance Award, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock agreement or certificate, as it may deem equitable and in the best interests of the Company.
(b) With respect to Options intended to qualify as performance-based compensation under Section 162(m), no adjustment or action described in this
Section 9.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would cause such Option to fail to so qualify under
Section 162(m), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under
Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board, in the case of Options granted to Independent Directors) determines that the Option is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any option, right or award shall always be rounded to the next whole number.
     9.4.          Approval  of  Plan  by  Stockholders.
This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. Options, Performance Awards, Dividend Equivalents or Stock Payments may be granted and Restricted Stock or Deferred Stock may be awarded prior to such

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stockholder approval, provided that such Options, Performance Awards, Dividend
Equivalents or Stock Payments shall not be exercisable and such Restricted Stock or Deferred Stock shall not vest prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options, Performance Awards, Dividend Equivalents or Stock Payments previously granted and all Restricted Stock or Deferred Stock previously awarded under this Plan shall thereupon be canceled and become null and void.
     9.5.          Tax  Withholding.
The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee, Grantee or Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option, Restricted Stock, Deferred Stock, Performance Award, Dividend Equivalent or Stock Payment. The Committee (or the Board, in the case of Options granted to Independent
Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Optionee, Grantee or Restricted Stockholder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option or other award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.
     9.6.          Loans.
The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Option, Performance Award, Dividend Equivalent or Stock Payment granted under this Plan, or the issuance of Restricted Stock or Deferred Stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee.
     9.7.          Forfeiture  Provisions.
Pursuant to its general authority to determine the terms and conditions applicable to awards under the Plan, the Committee (or the Board, in the case of Options granted to Independent Directors) shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Options or other awards made under the Plan, or to require the recipient to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of the award, or upon the receipt or resale of any Common Stock underlying such award, must be paid to the Company, and (ii) the award shall terminate and any unexercised portion of such award (whether or not vested) shall be forfeited, if (a) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the award, or (b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable).
     9.8. Limitations Applicable to Section 16 Persons and Performance-Based Compensation.
Notwithstanding any other provision of this Plan, this Plan, and any Option, Performance Award, Dividend Equivalent or Stock Payment granted, or Restricted Stock or Deferred Stock awarded, to any individual who is then subject to
Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan, Options, Performance Awards, Dividend Equivalents, Stock Payments, Restricted Stock and Deferred Stock granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.
     9.9.          Effect  of  Plan  Upon  Options  and  Compensation Plans.
The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.
     9.10.          Compliance  with  Laws.
This Plan, the granting and vesting of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Dividend Equivalents or Stock
Payments under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options, Performance Awards, Dividend Equivalents or Stock Payments granted or Restricted Stock or Deferred Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such

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approvals  by any listing, regulatory or governmental authority as may, in the opinion  of  counsel  for the Company, be necessary or advisable in connection
therewith.   Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Dividend Equivalents or Stock Payments granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
     9.11.          Titles.
Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.
     9.12.          Governing  Law.
This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.
                                   *  *  *
I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of ResMed Inc. on August 11, 1997 and by the stockholders of ResMed Inc. on November 10, 1997.
Executed  on  this  10th  day  of  November  1997.

/S/ WALTER FLICKER
_____________________________
Walter  Flicker,
Secretary

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     THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTOR OF

                                  RESMED INC

PROXY FOR 1997 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 10, 1997

The undersigned stockholder of ResMed Inc., a Delaware corporation, hereby appoints each of Norman W. DeWitt and Walter Flicker, with full power to act without the other and to appoint his substitute, as Proxy and attorney-in-fact and hereby authorizes the Proxy to represent and to vote, as designated on the reverse side, all the shares of voting stock of ResMed Inc., held of record by the undersigned on September 23, 1997, at the 1997 Annual Meeting of Stockholders to be held on November 10, 1997, or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If this proxy is executed and no direction is made, this proxy will be voted "FOR" both nominees listed under proposal 1, "FOR" proposal 2 and as the Proxy deems advisable on such other matters as may properly come before the meeting.

A majority of the proxies or substitutes who shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder.

                    PLEASE COMPLETE, DATE, SIGN AND RETURN
                           IN THE ENCLOSED ENVELOPE

                        (TO BE SIGNED ON REVERSE SIDE)

[    X    ]          Please  mark  your  votes  as
     in  this  example


                             FOR all     WITHHOLDING AUTHORITY
                             nominees    for only the following nominees
1.  Election of
    Directors                   [   ]     [   ]   Dr Peter C. Farrell
                                          [   ]   Dr Gary W. Pace

                                                FOR   AGAINST   ABSTAIN
2.  Approval of 1997 Equity
    Participation Plan
                                              [   ]    [   ]    [   ]

                                               FOR   AGAINST   ABSTAIN

3.  Ratification of KPMG Peat Marwick LLP     [   ]    [   ]    [   ]
as the auditors to examine the financial statements of the Company for fiscal year 1998.





The  undersigned  acknowledge  receipt  of  the  Notion  of  Meeting and Proxy
Statement  dated  October  6,  1997 and the 1997 Annual Report of the Company.



SIGNATURE(S): _______________________  DATE: ____________________

SIGNATURE(S): _______________________  DATE: ____________________